Exhibit 10.2
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER FORM
Fuel Provisional Sum Closure Change Order

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00002 DATE OF CHANGE ORDER: July 8, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The Fuel Provisional Sum in Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was Nine Million, Two Hundred Twenty-One Thousand, Seven Hundred Seventy-Four U.S. Dollars (U.S. $9,221,774). The Provisional Sum is hereby increased by Three Hundred Eighty-Nine Thousand Two Hundred Fifty-Seven U.S. Dollars (U.S. $389,257), and the final value as amended by this Change Order shall be Nine Million, Six Hundred Eleven Thousand Thirty-One U.S. Dollars (U.S. $9,611,031). This Change Order closes the Fuel Provisional Sum in accordance with Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement.

2.	Pursuant to instructions in Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit A to this Change Order illustrates the calculation of the final fuel costs in the Agreement.

3.	Schedules C-1 and C-2 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$2,016,892,573
Net change by previously authorized Change Orders (CO-00001)...................................................................	$—
The Contract Price prior to this Change Order was...........................................................................................	$2,016,892,573
The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$389,257
The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order in the amount of	$—
The Provisional Sum will be increased by this Change Order in the amount of...............................................	$389,257
The Contract Price will be increased by this Change Order in the amount of...................................................	$389,257
The new Contract Price including this Change Order will be...........................................................................	$2,017,281,830

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
July 8, 2019	July 8, 2019
Date of Signing	Date of Signing

CHANGE ORDER FORM
Currency Provisional Sum Closure Change Order

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00003 DATE OF CHANGE ORDER: July 8, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The Currency Provisional Sum in Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was One Hundred Ninety-Six Million, Three Hundred Twenty-Five Thousand, Four Hundred Thirty-Nine U.S. Dollars (U.S. $196,325,439). The Currency Provisional Sum is hereby decreased by Six Million, Nine Hundred Fifty-Four Thousand, Five Hundred Seventy-Nine U.S. Dollars (U.S. $6,954,579) and the final value as amended by this Change Order shall be One Hundred Eighty-Nine Million, Three Hundred Seventy Thousand, Eight Hundred Sixty U.S. Dollars (U.S. $189,370,860). This Change Order closes the Currency Provisional Sum in accordance with Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement.

2.	Pursuant to instructions in Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit A to this Change Order illustrates the calculation of the final currency costs in the Agreement.

3.	Exhibit C of this Change Order includes the detailed spot and forward trades used to calculate the final currency costs in the Agreement.

4.	Schedules C-1 and C-2 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$2,016,892,573
Net change by previously authorized Change Orders (00001-00002)...............................................................	$389,257
The Contract Price prior to this Change Order was...........................................................................................	$2,017,281,830
The Contract Price Applicable to Subproject 6(a) will be decreased by this Change Order in the amount of..	$(6,954,579)
The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order in the amount of	$—
The Provisional Sum will be decreased by this Change Order in the amount of..............................................	$(6,954,579)
The Contract Price will be decreased by this Change Order in the amount of..................................................	$(6,954,579)
The new Contract Price including this Change Order will be...........................................................................	$2,010,327,251

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
July 17, 2019	July 8, 2019
Date of Signing	Date of Signing

CHANGE ORDER FORM
Foreign Trade Zone Change Order

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00004 DATE OF CHANGE ORDER: July 2, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The purpose of this CO-00004 (the “Change Order”) is, subject to the terms of the Agreement and those described herein, to grant Contractor the use of Foreign-Trade Zone No. 291 in Cameron, Louisiana (the “FTZ”), which is more specifically defined in Exhibit A, (the “Zone Site”). The Cameron Port Commission was awarded a grant of authority by the United States Foreign-Trade Zones Board (the “FTZ Board”) to establish, operate and maintain the FTZ and has designated Cheniere Energy Partners, LP (“Cheniere”) to oversee the operations of the Zone Site as the Zone Operator, within the meaning of the Foreign Trade Zones Act of 1934, 19 U.S.C. Sec. 81 et. seq., as amended, and 19 C.F.R. Section 146.4, and with respect to procedures and activities occurring at the Zone Site. Owner is authorized to use the FTZ pursuant to the FTZ user agreement by and between Cheniere and Owner, which also expressly authorizes Owner to permit Contractor to use the FTZ.

2.
Compliance with Laws: Subject to Section 6.2A.1 and 6.9 of the Agreement if a Change in Law occurs after the date of this Change Order, each Party shall perform its obligations under this Change Order in a manner consistent with good business practices and in full compliance with the Foreign-Trade Zones Act and any regulations adopted by the FTZ Board thereunder, the laws, and regulations governing the U.S. Customs and Border Protection (the “CBP”), and any applicable laws of the State of Louisiana and the United States of America, as in existence, or enacted, or amended during the term of the Agreement (collectively, “Applicable Authority”).

3.	Contractor Responsibilities: Contractor’s responsibilities with respect to the FTZ operations at the Zone Site include, but are not limited to:

•	Zone Site maintenance of an inventory control and recordkeeping system that meets the requirements of Applicable Authority;

•	Preparation and submission of the in-bond filing to move imported materials from the Port of Arrival to the Zone Site;

•
Within four (4) Business Days of the departure date of any shipment of materials destined for the FTZ, provision of copies of the in-bond filing and supporting documentation to the Owner and/or Owner’s tax consultant, including, but not limited to the bill of lading for such shipment;

•	Preparation and submission of all FTZ-related forms with CBP (including admissions, transfers, and removals to or from the Zone Site), ensuring accurate and complete reporting of information;

•	Provision of copies of all filings with CBP and supporting documentation, including, but not limited to, the following:

◦	For materials placed into commerce at frontier (i.e., materials admitted for consumption):

▪
Contractor shall provide Owner and/or Owner’s tax consultant with copies of CBP Form 7501 on or before the fourth (4th) business day following the entry date of any such shipment reported on CBP Form 7501;

◦	For any shipment of materials transported in-bond:

▪
Contractor shall provide Owner and/or Owner’s tax consultant with copies of CBP Form 7512 on or before the fourth (4th) business day following the entry date of any such shipment reported on CBP Form 7512

▪
Contractor shall provide Owner and/or Owner’s tax consultant with copies of CBP Form 214 on or before the tenth (10th) business day following the entry date of any such shipment reported on CBP Form 214

◦	For any materials in foreign-privilege status subsequently admitted into commerce for consumption:

▪
Contractor shall provide Owner and/or Owner’s tax consultant with copies of CBP Form 7501 on or before the fourth (4th) business day following the entry date of any such admitted materials as reported on CBP Form 7501

•	Following removal of materials from the Zone Site, payment to CBP of all import duties and tariffs due on such removal;

•	On a weekly basis, provision of inventory reports for all materials located at the Zone Site, including designation of materials admitted for consumption and materials admitted in foreign status;

•	Provision of necessary information to Owner for its preparation and filing of the annual report to the FTZ Board; and

•	Assistance during any compliance review from CBP, as requested by Owner.

4.
US Customs and Border Protection: Contractor and Owner acknowledge and agree that a good working relationship with CBP is essential to an effective operation of a Foreign-Trade Zone and each Party shall use reasonable commercials efforts to maintain such a relationship. Contractor agrees to perform its duties and responsibilities in full cooperation with CBP.

5.
Records: Parties shall maintain all books and records in connection with their responsibilities under this Change Order for a minimum term of five (5) years. Owner shall maintain its books and records for five (5) years after the materials have been removed from the Zones Site. Contractor shall keep and make available to Owner such books and records during the term of this Agreement and for a period of two (2) years thereafter or such greater period as may be required under Applicable Authority. The record keeping requirements shall survive the termination or expiration of the Agreement.

6.
Documentation upon Expiration or Termination: At the expiration or termination of Contractor’s use of the FTZ for any reason, Contractor shall promptly provide to Owner all pertinent records and documents maintained by Contractor and needed by Owner in connection with the operation of the Zone Site. In addition, Contractor, shall provide assistance and information as reasonably requested by Owner in order to ensure a compliant transition of all documentation and reporting requirement under Applicable Authority. This provision shall survive the expiration or termination of the Contractor’s right to use the FTZ.

7.	Additional Cost for Complying with FTZ: Owner agrees that Contractor shall have the right to recover additional, reasonable costs associated with compliance with the FTZ requirements.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$2,016,892,573
Net change by previously authorized Change Orders (CO-00003)...................................................................	$(6,565,322)
The Contract Price prior to this Change Order was...........................................................................................	$2,010,327,251
The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of........................................................................................................................................................................	$—
The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order in the amount of	$—
The Provisional Sum will be unchanged by this Change Order in the amount of.............................................	$—
The Contract Price will be unchanged by this Change Order in the amount of................................................	$—
The new Contract Price including this Change Order will be...........................................................................	$2,010,327,251

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): N/A

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
July 30, 2019	July 2, 2019
Date of Signing	Date of Signing

CHANGE ORDER FORM
NGPL Gate Access Security Coordination Provisional Sum Change Order

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00005 DATE OF CHANGE ORDER: July 17, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Article 6.1.B (Change Orders Requested by Owner), the Parties agree this Change Order implements a new Provisional Sum for Contractor to provide twenty-four (24) hours a day, seven (7) days a Week perimeter security and access coordination of the Duck Blind Road entrance to support Natural Gas Pipeline Company of America (“NGPL”) work at the Stage 4 Liquefaction Facility for an estimated duration of one (1) year upon commencement of the work by NGPL.

A.
Owner’s original request for Contractor to provide gate access security for NGPL, including the scope of work, is documented under Owner Correspondence No. SPL4-BE-C19-009, Subject: Cooperation and Coordination with NGPL Work, dated 6 May 2019, is attached to this Change Order as Exhibit C.

B.
Owner’s subsequent request for increased gate access security for a one-year duration is documented under Owner email correspondence Subject: NGPL Project - Bechtel 24/7 Security, dated 26 June 2019, is attached to this Change Order as Exhibit D.

C.
Contractor’s acknowledgement of Owner’s request is documented under Contractor Correspondence No. 26012-100-T19-GAM-00021, Subject: Cooperation and Coordination with NGPL Work, dated 8 May 2019, is attached to this Change Order as Exhibit E.

2.
Section EE-2 (Provisional Sums to be Adjusted during Project Execution) of Attachment EE (Provisional Sums) of the Agreement shall be amended by adding the new Provisional Sum under Section 2.4 as, “NGPL Security Coordination Provisional Sum” as follows:

2.4 NGPL Gate Access Security Coordination Provisional Sum

The Aggregate Provisional Sum contains a Provisional Sum of Two Hundred Thirty-Two Thousand, One Hundred Fifty-Eight U.S. Dollars (U.S. $232,158) (“NGPL Gate Access Security Coordination Provisional Sum”) for the cost for Contractor to provide twenty-four (24) hours a day, seven (7) days a Week security coordination of the Duck Blind Road access entrance to support work undertaken by Natural Gas Pipeline Company of America (“NGPL”) at the Stage 4 Liquefaction Facility. If the actual NGPL Gate Access Security Coordination costs under this Agreement is less than the NGPL Gate Access Security Coordination Provisional Sum, Owner shall be entitled to a Change Order reducing the Contract Price by such difference plus six percent (6%) of such difference. If the actual NGPL Gate Access Security Coordination costs under this Agreement is greater than the NGPL Gate Access Security Coordination Provisional Sum, Contractor shall be entitled to a Change Order increasing the Contract Price by such difference plus six percent (6%) of such difference.

3.	The estimate basis for this new Provisional Sum is detailed in Exhibit A of this Change Order.

4.
Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order. The final value will be trued-up on a separate Change Order based on the actual costs to close the NGPL Gate Access Security Provisional Sum.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$2,016,892,573
Net change by previously authorized Change Orders (00001-00004)...............................................................	$(6,565,322)
The Contract Price prior to this Change Order was...........................................................................................	$2,010,327,251
The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of........................................................................................................................................................................	$232,158
The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order in the amount of	$—
The Provisional Sum will be increased by this Change Order in the amount of...............................................	$232,158
The Contract Price will be increased by this Change Order in the amount of...................................................	$232,158
The new Contract Price including this Change Order will be...........................................................................	$2,010,559,409

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
~~[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa Douglas Rogers
Owner	Contractor
David Craft	Maurissa Douglas Rogers
Name	Name
SVP Engineering & Construction	Sr Project Mgr, PVP
Title	Title
August 4, 2019	July 17, 2019
Date of Signing	Date of Signing

CHANGE ORDER FORM
Alternate to Adams Valves

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00006 DATE OF CHANGE ORDER: August 14, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Article 6.1.B (Change Orders Requested by Owner), the Parties agree this Change Order includes costs for Contractor to purchase the 600# Triple Offset Manual and Automated On/Off Valves from Emerson Vanessa in lieu of Adams Valves Inc. Direction provided in Owner’s Letter No. SPL4-BE-C19-007, dated March 25, 2019.

2.	The detailed cost summary for this Change Order is included in Exhibit A of this Change Order.

Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$2,016,892,573
Net change by previously authorized Change Orders (00001-00005)...............................................................	$(6,333,164)
The Contract Price prior to this Change Order was...........................................................................................	$2,010,559,409
The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of........................................................................................................................................................................	$289,111
The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order in the amount of	$—
The Provisional Sum will be increased by this Change Order in the amount of...............................................	$—
The Contract Price will be increased by this Change Order in the amount of...................................................	$289,111
The new Contract Price including this Change Order will be...........................................................................	$2,010,848,520

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa Douglas Rogers
Owner	Contractor
David Craft	Maurissa Douglas Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
August 28, 2019	August 14, 2019
Date of Signing	Date of Signing

CHANGE ORDER FORM
E-1503 to HRU Permanent Drain Piping

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00007 DATE OF CHANGE ORDER: August 14, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Article 6.1.B (Change Orders Requested by Owner), the Parties agree this Change Order includes costs for Contractor to add a permanent drain pipe from E-1503 to Heavies Removal Unit (HRU) as requested by Owner in Letter No. SPL4-BE-C19-005, dated March 14, 2019.

2.	The detailed cost summary for this Change Order is included in Exhibit A of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

4.	The updated Piping & Instrumentation Diagram (P&ID) is provided in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$2,016,892,573
Net change by previously authorized Change Orders (00001-00006)...............................................................	$(6,044,053)
The Contract Price prior to this Change Order was...........................................................................................	$2,010,848,520
The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of........................................................................................................................................................................	$1,205,234
The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order in the amount of	$—
The Provisional Sum will be increased by this Change Order in the amount of...............................................	$—
The Contract Price will be increased by this Change Order in the amount of...................................................	$1,205,234
The new Contract Price including this Change Order will be...........................................................................	$2,012,053,754

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
August 28, 2019	August 14, 2019
Date of Signing	Date of Signing

CHANGE ORDER FORM
Differing Subsurface Soil Conditions - Train 6 ISBL

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00008 DATE OF CHANGE ORDER: August 27, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Article 6 of the Agreement, Parties agree Contractor will be compensated for the costs associated with the additional piling Works due to encountered Subsurface Soil Conditions in Train 6 ISBL area that differ from the Design Basis of the Agreement.

A.
Contractor analyzed the differing subsurface soil conditions in Train 6 ISBL areas. This Change order captures the cost impacts associated with the additional testing required to support analysis, resulting remediation work throughout Train 6 ISBL and the piles and tension connectors added to the following Train 6 ISBL areas: A01, B01, D01, F01, G01, H01, K01, L01 and N02. Refer to Exhibit C of this Change Order for the ISBL Plot Plan highlighting areas with additional piles.

B.
The piling Works scope is complete in the Train 6 ISBL at the time of this Change Order. Should additional differing Subsurface Soil Conditions be encountered in Train 6 ISBL areas unrelated to the piling Works, or should differing Subsurface Soil Conditions be encountered outside the Train 6 ISBL areas, such conditions will be addressed in a future Change Order in accordance with the terms of the Agreement.

2.	The detailed cost summary for this Change Order is included in Exhibit A of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$2,016,892,573
Net change by previously authorized Change Orders (00001-00007)...............................................................	$(4,838,819)
The Contract Price prior to this Change Order was...........................................................................................	$2,012,053,754
The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of........................................................................................................................................................................	$1,467,978
The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order in the amount of	$—
The Provisional Sum will be increased by this Change Order in the amount of...............................................	$—
The Contract Price will be increased by this Change Order in the amount of...................................................	$1,467,978
The new Contract Price including this Change Order will be...........................................................................	$2,013,521,732

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
September 4, 2019	August 27, 2019
Date of Signing	Date of Signing

LNG BERTH 3 CHANGE ORDER

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00009 DATE OF CHANGE ORDER: September 25, 2019

The Agreement between the Parties listed above is changed as follows:

1.
Per Section 4.10 of the Agreement, the Parties agree this LNG Berth 3 Change Order (“Change Order”) constitutes Owner’s Option for Contractor to perform the engineering, procurement, construction, pre-commissioning, commissioning, testing and startup of Subproject 6(b).

2.	This Change Order is based on Owner’s issuance of the LNTPs and NTP as follows:

a.
LNTP No. 1 for Subproject 6(b): Owner released Contractor to perform home office services through an initial Limited Notice to Proceed (“LNTP No. 1 for Subproject 6(b)”), under a Request for Services dated April 1, 2019 (“RFS No. 129378”), pursuant to the Technical Services Agreement dated February 28, 2018, between Sabine Pass Liquefaction, LLC and Contractor. This work is focused on engineering and other home office activities required to prepare for the necessary commitments under LNTP No. 2 for Subproject 6(b) and post-NTP for Subproject 6(b).

The scope of LNTP No. 1 for Subproject 6(b) requires a total cost and commitment to Owner of Fifteen Million U.S. Dollars (U.S.$15,000,000). Payment of such amount shall be within the time specified in LNTP No. 1 for Subproject 6(b). Without limitation, any services performed by Contractor pursuant to the scope of LNTP No. 1 under RFS No. 129378 are deemed to have been performed under the Agreement and all amounts paid by Owner to Contractor pursuant to the scope of LNTP No. 1 shall be credited against the Contract Price Applicable to Subproject 6(b). Notwithstanding anything to the contrary, this Change Order shall supersede RFS No. 129378 in its entirety with respect to Subproject 6(b).

b.
LNTP No. 2 for Subproject 6(b): No later than October 1, 2019, Owner will release Contractor to perform pre-NTP activities for Subproject 6(b) through a second LNTP (“LNTP No. 2 for Subproject 6(b)”) in the form of Schedule H-7, as attached hereto. The scope under this LNTP No. 2 for Subproject 6(b) shall consist of the procurement of key Equipment (including bulk materials) and release of key Subcontracts, as further described in Schedule H-7. If Owner does not issue LNTP No. 2 for Subproject 6(b) on or before October 1, 2019, then Contractor shall be entitled to an adjustment to the Contract Price Applicable to Subproject 6(b) and the Guaranteed Substantial Completion Date for Subproject 6(b) if and to the extent caused by such delayed issuance of LNTP No. 2 for Subproject 6(b). Such adjustment shall include cost impacts caused by, for example, closing of vendor shops, unavailability of materials, labor unavailability, impacts on ability to attract and/or retain qualified labor, as well as escalation and loss of synergies with Contractor’s performance of Work for Subproject 6(a). For the avoidance of doubt, any adjustment to the Contract Price Applicable to Subproject 6(b) or the Project Schedule for Subproject 6(b) shall not be based on Contractor’s errors or omissions, a change in technology, or a change in material or Equipment quantities (except where the unavailability of materials, vendors or labor caused by such delayed issuance of LNTP No. 2 for Subproject 6(b) results in necessary changes to Equipment specifications). Contractor shall use commercially reasonable efforts and GECP to mitigate (i) the increase to the Contract Price Applicable to Subproject 6(b) and (ii) any adverse impact to the Project Schedule for Subproject 6(b). Such agreed-upon adjustment will be set forth in a Change Order.

The LNTP No. 2 for Subproject 6(b) scope will require an additional cost to Owner of Fifteen Million U.S. Dollars (U.S. $15,000,000). This amount is in addition to the Fifteen Million U.S. Dollars (U.S. $15,000,000) released under LNTP No. 1 for Subproject 6(b). Owner shall pay Contractor for Work performed pursuant to LNTP No. 2 for Subproject 6(b) in accordance with LNTP No. 2 for Subproject 6(b) once issued by Owner in accordance with this Section 2.b.

All Work performed under LNTP No. 1 for Subproject 6(b) and LNTP No. 2 for Subproject 6(b) shall be performed in accordance with the terms and conditions of the Agreement, and all payment for Work under LNTP No. 1 for

Subproject 6(b) and LNTP No. 2 for Subproject 6(b) shall be credited against the Contract Price Applicable to Subproject 6(b) and the first payments to become due hereunder if NTP for Subproject 6(b) is issued.

c.
NTP for Subproject 6(b): No later than January 31, 2020, Owner shall issue NTP for Subproject 6(b) to Contractor for all remaining Work for the LNG Berth 3 in the form of Schedule H-3 to the Agreement. On or before issuance of NTP for Subproject 6(b), Contractor shall deliver to Owner a Letter of Credit for Subproject 6(b) in accordance with Section 9.2 of the Agreement. If Owner does not issue NTP for Subproject 6(b) on or before January 31, 2020, then Contractor shall be entitled to an adjustment to the Contract Price Applicable to Subproject 6(b) and the Guaranteed Substantial Completion Date for Subproject 6(b) if and to the extent caused by such delayed issuance of NTP for Subproject 6(b). Such adjustment shall be in accordance with Section 5.2C.2 of the Agreement.

3.
The Contract Price Applicable to Subproject 6(b) is Four Hundred Fifty-Seven Million Six Hundred Ninety-Six Thousand U.S. Dollars (U.S.$457,696,000). The breakdown of the Contract Price Applicable to Subproject 6(b) is detailed in Exhibit 1 of this Change Order. The Contract Price Applicable to Subproject 6(b) includes any Provisional Sums applicable to Subproject 6(b).

4.	The Parties hereby delete Section 20.2A of the Agreement in its entirety and replace it with the following:

“
A.    Delay Liquidated Damages. Subject to Section 20.2C, Contractor’s maximum liability to Owner for (i) Subproject 6(a) Delay Liquidated Damages is Ninety Million U.S. Dollars (U.S.$90,000,000), in the aggregate, and (ii) Subproject 6(b) Delay Liquidated Damages is Twenty Million Five Hundred Ninety-Six Thousand Three Hundred Twenty U.S. Dollars (U.S.$20,596,320), in the aggregate.”

5.	Per Section 13.2C of the Agreement, the Schedule Bonus Date for SP6(b)” and “Schedule Bonus for SP6(b)” shall be as follows:

a.
The “Schedule Bonus Date for SP6(b)” shall be either: (i) April 16, 2023, provided Owner issues NTP for Subproject 6(b) on or before January 31, 2020; or (ii) the date that is one thousand one hundred seventy-two (1172) Days from NTP for Subproject 6(b) if Owner issues NTP for Subproject 6(b) after January 31, 2020.

b.
If Substantial Completion of Subproject 6(b) occurs before the Guaranteed Substantial Completion Date for SP6(b), and Contractor achieves Ready for Reduced Ship Loading prior to the Schedule Bonus Date for SP6(b), then Owner shall pay Contractor a bonus as set forth in this Section 5 (the “Schedule Bonus for SP6(b)”).

c.
Notwithstanding anything to the contrary, the aggregate amount payable by Owner to Contractor under the Agreement for such Schedule Bonus for SP6(b) shall not exceed Fifteen Million U.S. Dollars (U.S.$15,000,000).

d.
“Ready for Reduced Ship Loading” means that Subproject 6(b): (i) has achieved on average over a period of ten (10) continuous hours, a ship loading rate of at least 8,000m3 per hour for the transfer of LNG to an LNG Tanker (and return of vapor and boil-off gas to the LNG Tanks) using a single berth only and in accordance with the Ship Loading Time Conditions and testing procedures in Section 3.11.3 of Attachment S of the Agreement; and (ii) fully loaded such LNG Tanker (unless otherwise instructed by Owner).

e.
Contractor shall give Owner one hundred eighty (180) Days’ prior written notice specifying the date on which Contractor expects Subproject 6(b) to be Ready for Reduced Ship Loading. Contractor shall give Owner a second written notice specifying the date on which Contractor expects Subproject 6(b) to be Ready for Reduced Ship Loading, which notice shall be given no later than one hundred twenty (120) Days prior to such date. Contractor shall give Owner a third written notice specifying the date on which Contractor expects Subproject 6(b) to be Ready for Reduced Ship Loading, which notice shall be given no later than sixty (60) Days prior to such date. Owner shall use commercially reasonable efforts to provide an LNG Tanker no earlier than seven (7) Days prior to and no later than seven (7) Days after the date in such third written notice. Owner shall also use commercially reasonable efforts to provide LNG for Contractor to load onto the LNG Tanker.

f.
Contractor shall have forty-eight (48) hours after the LNG Tanker is “all fast” at LNG Berth 3 to achieve Ready for Reduced Ship Loading (“First Try”). If Contractor achieves Ready for Reduced Ship Loading on the First Try, Owner shall pay Contractor a Schedule Bonus for SP6(b) in the amount of Sixty Thousand U.S. Dollars (U.S. $60,000) for each Day occurring after the date that Ready for Reduced Ship Loading occurs and before the Schedule Bonus Date for SP6(b), subject to the aggregate limit set forth in Section 5.c above.

g.
If Contractor does not achieve Ready for Reduced Ship Loading on the First Try, Contractor will receive no Schedule Bonus for SP6(b) for the First Try (except as set forth below) and Contractor shall give Owner a fourth written notice specifying the date on which Contractor expects Subproject 6(b) to be Ready for Reduced Ship Loading, which fourth notice shall be given no later than thirty (30) Days prior to such date. Owner shall use commercially reasonable efforts to provide LNG and a second LNG Tanker on the date that is no earlier than seven (7) Days prior to and not later than seven (7) Days after the date in such fourth written notice. Contractor shall have forty-eight (48) hours from the time that the second LNG Tanker is “all fast” at LNG Berth 3 to achieve Ready for Reduced Ship Loading (“Second Try”). Provided the date Contractor noticed Owner for the First Try was on or after two hundred fifty (250) Days prior to the Schedule Bonus Date for SP6(b) and Contractor achieves Ready for Reduced Ship Loading on the Second Try, Owner will pay Contractor a Schedule Bonus for SP6(b) in the amount of Thirty Thousand U.S. Dollars (U.S. $30,000) for each Day occurring from the date that the first LNG Tanker was “all fast” at LNG Berth 3 for the First Try until the date that Contractor achieves Ready for Reduced Ship Loading on the Second Try and Owner shall pay Contractor a Schedule Bonus for SP6(b) in the amount of Sixty Thousand U.S. Dollars (U.S. $60,000) for each Day occurring after the date Contractor achieves Ready for Reduced Ship Loading on the Second Try and before the Schedule Bonus Date for SP6(b), subject to the aggregate limit set forth in Section 5.c above. If Contractor fails to achieve Ready for Reduced Ship Loading on the Second Try, Owner shall have no obligation to pay Contractor the Schedule Bonus for SP6(b) and Contractor’s eligibility for the Schedule Bonus for SP6(b) shall terminate.

h.
Owner’s obligations to provide an LNG Tanker and LNG shall be subject and subordinate to commercial and operational considerations involving the operation of the Sabine Liquefaction Facility and the marketing of LNG, including but not limited to LNG production or storage outages, lower than projected inventory, the priority of SPL’s LNG buyer needs, delay of the LNG Vessel, refusal of the owner, charterer or manager of the LNG Tanker to load at LNG Berth 3 and limitations on loading at a single berth. In such events, Owner shall have the right to suspend or cancel Ready for Reduced Ship Loading at its sole discretion without liability to Contractor. In the event of suspension, the time period to achieve Ready for Reduced Ship Loading will be tolled until loading can resume. In the event of cancellation, Owner and Contractor shall agree to reschedule and upon Contractor’s achievement of Ready for Reduced Ship Loading, Owner shall pay Contractor a Schedule Bonus for SP6(b) in the amount of Thirty Thousand U.S. Dollars (U.S. $30,000) for each Day occurring after the date in Contractor’s third written notice until the date that Contractor achieves Ready for Reduced Ship Loading and Owner shall pay Contractor a Schedule Bonus for SP6(b) in the amount of Sixty Thousand U.S. Dollars (U.S. $60,000) for each Day occurring after the date Contractor achieves Ready for Reduced Ship Loading and before the Schedule Bonus Date for SP6(b), subject to the aggregate limit set forth in Section 5.c above. Owner is not required to schedule such LNG Tanker until (i) there is sufficient LNG in storage in the LNG Tanks to evidence Ready for Reduced Ship Loading and (ii) Owner has an economic reason to export such LNG.

i.
If Contractor is entitled to the Schedule Bonus for SP6(b) in accordance with Section 5.b of this Change Order No. 00009, Contractor shall invoice Owner the Schedule Bonus for SP6(b) upon achievement of Ready for Reduced Ship Loading; provided that, notwithstanding anything to the contrary, Contractor shall only be entitled to payment of the Schedule Bonus for SP6(b) if Contractor later achieves Substantial Completion of Subproject 6(b) prior to the Guaranteed Substantial Completion Date for SP6(b). Owner shall hold payment of such invoice in escrow until such time Contractor successfully completes the Ship Loading Time Test in accordance with Section 3.11.3 of Attachment S.

j.	For the avoidance of doubt, Contractor shall not be entitled to a Schedule Bonus for SP6(b) should Ready for Reduced Ship Loading be achieved on or after the Schedule Bonus Date for SP6(b).

k.
The Schedule Bonus Date for SP6(b) shall be subject to adjustment solely at the discretion of the President and Chief Executive Officer of Cheniere and any such adjustment shall be implemented by Change Order.

6.	Replace Table A-2 of Schedule A-2 of Attachment A to the Agreement in its entirety with Table A-2 as attached to this Change Order, which incorporates the updated FEED deliverables for LNG Berth 3.

7.	Add Schedule A-3 (“LNG Berth 3 Scope of Work”), as attached to this Change Order, to Attachment A to the Agreement.

8.	Add Schedule C-3 (“Milestone Payment Schedule for Subproject 6(b)”), as attached to this Change Order, to Attachment C to the Agreement.

9.	Add Schedule C-4 (“Monthly Payment Schedule for Subproject 6(b)”), as attached to this Change Order, to Attachment C to the Agreement.

10.	Replace Attachment E to the Agreement in its entirety with Attachment E as attached to this Change Order.

11.	Add Schedule H-7 (“Limited Notice to Proceed No. 2 for Subproject 6(b)”), as attached to this Change Order, to Attachment H to the Agreement.

12.	Replace Attachment T to the Agreement in its entirety with Attachment T as attached to this Change Order, which incorporates the Subproject 6(b) Delay Liquidated Damages.

13.	Replace Attachment U to the Agreement in its entirety with Attachment U as attached to this Change Order.

14.	Replace Attachment Z to the Agreement in its entirety with Attachment Z as attached to this Change Order.

15.	Add Schedule EE-3 (“Provisional Sums to be Fixed Based on Notice to Proceed for Subproject 6(b)”), as attached to this Change Order, to Attachment EE to the Agreement.

16.	Add Schedule EE-4 (“Provisional Sums to be Adjusted during Project Execution for Subproject 6(b)”), as attached to this Change Order, to Attachment EE to the Agreement.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-00008)..........................................................................................................................................	$(3,370,841)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$2,013,521,732
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of...................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...........................	$2,013,521,732

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders.	$—
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$—
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order in the amount of...................................................................................................................................................	$457,696,000
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be..........................	$457,696,000

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7)..................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,013,521,732
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10)..........	$457,696,000
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,471,217,732

Adjustment to dates in Project Schedule for Subproject 6(a)

The following dates are modified: N/A

Adjustment to other Changed Criteria for Subproject 6(a): N/A

Adjustment to Payment Schedule for Subproject 6(a): N/A

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)

•	The Guaranteed Substantial Completion Date for Subproject 6(b) is One Thousand Four Hundred Seventy-Six (1,476) Days after issuance of LNTP No. 1 for Subproject 6(b).

•	The Target Substantial Completion Date for Subproject 6(b) is One Hundred Sixty-Seven (167) Days before the Guaranteed Substantial Completion Date for Subproject 6(b).

Adjustment to other Changed Criteria for Subproject 6(b): See Attachment T as attached to this Change Order.

Adjustment to Payment Schedule for Subproject 6(b): See Schedule C-3 and Schedule C-4 as attached to this Change Order.

Adjustment to Design Basis for Subproject 6(b): See Table A-2 of Attachment A as attached to this Change Order.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: See Attachment T as attached to this Change Order and Attachment U as attached to this Change Order.
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
September 25, 2019	September 25, 2019
Date of Signing	Date of Signing

CHANGE ORDER FORM
Cold Box Redesign and Addition of Inspection Boxes on Methane Cold Box

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00010 DATE OF CHANGE ORDER: September 16, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Article 6.1.B (Change Orders Requested by Owner), the Parties agree this Change Order includes costs associated with Owner’s request for Contractor to engage with the cold box Supplier (Linde) for a potential re-design of the Train 6 cold boxes to minimize the number of transition joints. This Change Order is in accordance with the approved Trend No. S4-0008, which includes the following:

i.	Ethylene Cold Box, E-1504 A/B: Supplier to relocate transition joints from the vertical position to the horizontal position in the shop prior to shipment.

ii.
Ethylene Cold Box, E-1504 A/B: Add an additional level transmitter. Supplier to add taps in the shop prior to shipment. Top tap will be outside the cold box (common with the existing level transmitter), and bottom tap to be added to piping below vessel (outside cold box). Level transmitter will be used to confirm there is no liquid remaining in the core prior to restart.

iii.
Methane Cold Box: Supplier to remove individual transition joints on E-1605 ‘A’ pass inlet & outlet and replace with a single transition joint on inlet header for ‘A’ pass and aluminum flange on outlet of ‘A’ pass at PV-16002 in the shop prior to shipment.

The following P&IDs and design drawings will be revised to reflect this change (i through iii) upon execution of this Change Order:

•P&ID 26012-100-M6-4615-00004, Rev 000
•P&ID 26012-100-M6-4616-00001, Rev 000
•P&ID 26012-100-M6-4616-00026, Rev 000
•Linde Design Documents (Multiple)

2.
In accordance with Article 6.1.B (Change Orders Requested by Owner), the Parties agree this Change Order includes costs associated with Owner’s request for Contractor to engage with the cold box Supplier (Linde) for the addition of inspection boxes on the Methane Cold Box. This Change Order is in accordance with the approved Trend No. S4-0036, which includes the following:

i.
Methane Cold Box: Supplier to provide five (5) external inspection boxes around relocated transition joints on P11, N18, N20, N40 and flange on S13, in order to provide protection for the transition joint / flange and aluminum piping. All Work to be performed in Supplier’s shop prior to shipment.

The following P&IDs will be revised to reflect this change upon execution of this Change Order:

•P&ID 26012-100-M6-4616-00001, Rev 000
•P&ID 26012-100-M6-4616-00026, Rev 000

3.	The detailed cost breakdown for the Train 6 Cold Box Redesign Scope of Work (Section 1 Above) of this Change Order is detailed in Exhibit A of this Change Order.

4.	The detailed cost breakdown for the Addition of Inspection Boxes on Methane Cold Box Scope of Work (Section 2 Above) of this Change Order is detailed in Exhibit B of this Change Order

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................	$2,016,892,573
Net change by previously authorized Change Orders Applicable to Subproject 6(a) (00001-00008)..............	$(3,370,841)
The Contract Price prior to this Change Order was...........................................................................................	$2,013,521,732
The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of........................................................................................................................................................................	$1,956,641
The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order in the amount of	$—
The Provisional Sum will be increased by this Change Order in the amount of...............................................	$—
The Contract Price will be increased by this Change Order in the amount of...................................................	$1,956,641
The new Contract Price including this Change Order will be...........................................................................	$2,015,478,373

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ MR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
September 19, 2019	September 16, 2019
Date of Signing	Date of Signing